                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-08850

                                ICAP Funds, Inc.
               (Exact name of registrant as specified in charter)

                        225 West Wacker Drive, Suite 2400
                                Chicago, IL 60606
               (Address of principal executive offices) (Zip code)

                                Pamela H. Conroy
                        Institutional Capital Corporation
                        225 West Wacker Drive, Suite 2400
                             Chicago, Illinois 60606
                     (Name and address of agent for service)

                                   Copies to:

                                  Carol A. Gehl
                              Godfrey & Kahn, S.C.
                             780 North Water Street
                           Milwaukee, Wisconsin 53202

         Registrant's telephone number, including area code 312-424-9100

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005

ITEM 1. REPORT OF STOCKHOLDERS

ICAP FUNDS

    ANNUAL REPORT

    DECEMBER 31, 2005

    ICAP EQUITY FUND

    ICAP SELECT EQUITY FUND

    ICAP INTERNATIONAL FUND

                                                                     [ICAP LOGO]

TABLE OF CONTENTS

Letter to Shareholders .........................................................................................       1

ICAP Equity Fund
   Fund Overview ...............................................................................................       5
   Schedule of Investments .....................................................................................       7
   Statement of Assets and Liabilities .........................................................................       9
   Statement of Operations .....................................................................................       9
   Statements of Changes in Net Assets .........................................................................      10
   Financial Highlights ........................................................................................      11

ICAP Select Equity Fund
   Fund Overview ...............................................................................................      12
   Schedule of Investments .....................................................................................      14
   Statement of Assets and Liabilities .........................................................................      15
   Statement of Operations .....................................................................................      15
   Statements of Changes in Net Assets .........................................................................      16
   Financial Highlights ........................................................................................      17

ICAP International Fund
   Fund Overview ...............................................................................................      18
   Schedule of Investments .....................................................................................      20
   Statement of Assets and Liabilities .........................................................................      22
   Statement of Operations .....................................................................................      22
   Statements of Changes in Net Assets .........................................................................      23
   Financial Highlights ........................................................................................      24

Notes to Financial Statements ..................................................................................      25

Report of Independent Registered Public Accounting Firm ........................................................      29

Other Information
   Expense Example .............................................................................................      30
   Proxy Voting Policies .......................................................................................      31
   Quarterly Schedules of Investments ..........................................................................      31
   Other Tax Information .......................................................................................      31

Directors and Officers .........................................................................................      32

LETTER TO THE SHAREHOLDERS

[PHOTO OF ROBERT H.LYON]
Robert H. Lyon
President and Chief Investment Officer

Despite the Gulf Coast hurricanes and the sharp boost in energy prices, the U.S. economy continued to exhibit solid growth, and economic activity outside the United States was healthy and improving throughout the year.

Dear Fellow Shareholders:

2005 probably turned out to be a better than expected year for the economy, but perhaps a slightly disappointing year for the market averages. Despite the Gulf Coast hurricanes and the sharp boost in energy prices, the U.S. economy continued to exhibit solid growth, and economic activity outside the U.S. was healthy and improving throughout the year. However, in the U.S., the S&P 500 returned only about 5% for the year, and this return would be reduced to only about 3% if we excluded energy and utility stocks. Overseas stock markets, such as Japan, France, Germany and South Korea, were generally much stronger in their own currencies.

As we move into 2006 we would expect the landscape to continue to evolve. The huge amount of fiscal and monetary thrust that was put in place from 2001 through 2004 will still be exerting a positive push as we enter 2006, but by the second half those forces will have been spent. In particular, despite 13 rate hikes by the Federal Reserve, we think it is unlikely they will pause after just one or two more hikes, with short-term interest rates still below 5%. From 1995 through 2000, short-term interest rates moved in a tight band around 5.5%, and we still enjoyed excellent economic growth. Moreover, despite the 13 rate hikes since June 2004, and a flat/inverted yield curve, money is just not tight. Yield spreads on high-yield debt and emerging market instruments are very low, and loans for LBOs and private equity backed takeovers are available on easy terms. Consequently, we expect the U.S. economy to remain fairly vibrant, and we don't expect a near-term pause in the trend of Fed rate hikes, nor a second-half cut in rates.

Eventually, tighter monetary policy will back up to the housing and auto market causing some slowdown in U.S. economic activity. However, apocalyptic views seem overdone. With employment conditions solid and household net worth at record levels any consumer slowdown will likely be modest. Moreover, in the U.S. capital spending is likely to pick up, and the lagged impact of hurricane rebuilding will provide stimulus in that region. In addition, growth in China appears to continue to be quite robust, and this is driving strength throughout southern Asia. Japan is in the beginning of what looks like a self-sustaining expansion, and Europe is stable, if not slightly improving. In addition, other dynamic economies such as India are likely to grow at 6% - 7% rates, and countries including Russia and Brazil appear to be set up for another good year in 2006.

For the U.S. stock market, healthy global growth should produce a profit expansion in the mid-single digits. Profit growth will be mitigated by the impact of a higher dollar, options expensing, and some likely inability to pass through raw material cost increases. With our expectation of higher short-term interest rates, P/Es will likely be range-bound, and the total return for the U.S. averages will likely be positive, but muted.

Background news for the market in 2006 is also likely to be a slight depressant. During 2006 we will experience a pivotal mid-year election, and continue to see a great deal of jockeying for the White House in 2008. In some ways the country is evenly divided, yet on the other hand there is almost a universal dissatisfaction with all politicians as polls are equally depressing for Democrats as well as Republicans. The one thing you can count on is that the "blame game" will be on in full force. One casualty of all of this high-pitched negative rhetoric for the stock market will likely be any further investor-friendly tax legislation. Over the past couple of years, investors have benefited from the temporary cut in dividend and capital gains rates. These investor tax cuts are due to expire at the end of 2008. They are likely to be extended to the end of 2010, but in 2011, dividends may very well be taxed at the previous rate of 39.6%, instead of 15%. For individual investors this is not a plus.

However, despite this backdrop, it is important to focus on the "biggest picture." As we wrote last year, "...with fits and starts, the global pie should continue to grow nicely for many years as the billions of people in Asia, parts of Latin America, Eastern Europe and Southern Africa become empowered and enter a self-reinforcing loop characterized by strong liquidity, less government interference, a strong work ethic, free trade and easy access to "standardized digital technology." Global opportunity has never been richer. Really low nominal interest rates, and a continued specialization of labor that results in lower prices for both goods and services, are healthy conditions for global growth. Capitalism is alive and well in many parts of the world that were previously bottled up by anti-growth policies. This creates both opportunity and challenges for companies, but most importantly the global pie is growing.

As we enter 2006, we would expect a continuation of strong merger and acquisition activity. There is a long list of preconditions that seem to exist for this: reasonable valuations, reduced leverage, large balances in private equity funds, slack demand for traditional commercial and industrial loans, etc. However, perhaps just as important is that many U.S. companies see a difficult path toward achieving double-digit organic top-line growth. Moreover, many sectors have already been well consolidated, leaving limited pockets of "prime real estate." While we don't buy stocks purely for M&A reasons, companies that meet our normal criteria and where this is an extra kicker are likely to be emphasized. In addition, financial institutions that are well positioned in investment banking are an area of emphasis for our portfolios.

In addition, we expect corporations -- after a long period of subdued capital spending -- to increase budgets next year. While this change may be modest by historical standards, it will look favorable in comparison to the likely deceleration in consumer discretionary spending. Consequently, we have positioned the portfolio with exposure to spending on aerospace, automation, electrical equipment and infrastructure spending (including oil service), while having no exposure to autos and housing, and limited exposure to large ticket retailing.

Finally, we continue to focus on economic sectors that have been starved for capital in recent decades, but where recent demand trends have been healthy. In particular, we remain focused on energy (including nuclear) production, refining and marketing, as well as rail transportation and agriculture. In these areas it is difficult to ratchet up supply in the short run, so with healthy demand, pricing remains robust. Meanwhile, managements are being disciplined about introducing new capacity, and competitive products (ranging from wind and solar power to trucking) are also constrained for the intermediate future.

Energy prices specifically are likely to remain elevated again in 2006. It would not be surprising if the highest prices seen in 2005 are not exceeded, however, it does seem as if the floor underneath the energy complex has been lifted. The reality is that there are lots of new consumers outside the traditional G-7 countries adding to demand, while incremental reserves and production capacity is almost exclusively in the hands of OPEC members in the Gulf Region -- an area that is not necessarily becoming less volatile. In addition, the fact that the U.S. economy did not fold (at all) during the fourth quarter energy spike indicates we can cope better than we expected with such high prices.

On the other side of the ledger, in a world of low nominal returns, it will be vital to minimize losing investments in 2006. Despite a growing global pie, there will be industries and companies that lose share. Moreover, as we pointed out in last year's letter, "...companies with large pension and health care legacy costs, companies with weak balance sheets and a lack of competitive edge should not be expected to do well." This pressure is not going to let up in 2006, and may in fact be exacerbated by new FASB rules regarding pensions. Moreover, challenges to companies do not have to emanate from abroad. One has to look no further than the damage being done by newcomers such as Google and craigslist to the seemingly entrenched media giants to see how competitive the world is becoming. Consequently, minimizing the inevitable errors that occur in investing will be as important as ever in 2006.

For 2005 the ICAP Equity Fund returned 10.91%, and the ICAP Select Fund returned 9.22% versus 4.91% for the S&P 500. These strong results were achieved primarily from stock selection, although sector weightings were also additive. In particular, stock selection in energy and transportation was strong. Both sectors are benefiting from the cyclical expansion in the global economy and international trade, as well as from secular growth in the developing economies in Asia. Pricing is very strong in these industries because the supply infrastructure is unable to handle current demand; years of underinvestment created this situation, and it will not be easily or quickly remedied. Halliburton and Marathon Oil were particularly noteworthy in the energy sector, while Norfolk Southern and CSX were strong rail names. In the technology sector, stock selection was led by strong results from Hewlett-Packard where new management has started making progress on margin improvements in their enterprise and software businesses. Although stock selection was strong overall, Cendant detracted from performance when it declined due to lowered expectations in its travel business.

ICAP INTERNATIONAL FUND

In 2005, we transitioned the ICAP Euro Select Equity Portfolio to the ICAP International Fund. In March, Jerry Senser, our Co-Chief Investment Officer, strategist and economist, presented an analysis which concluded that the preconditions for improvement in Japan were falling into place. Consumer and land prices were bottoming out, the banking system had stabilized, and the employment picture was improving. Moreover, the corporate culture for Japanese companies was also changing; share cross-ownerships were down, cash balances were up, leverage had been reduced and, importantly, ROEs were improving. In the stock market the price/book value ratio was still low by international standards, and dividends were beginning to mount. In addition to voluntary improvement, some Japanese companies were beginning to feel pressure, both internally and externally, to boost returns.

Consequently, we began to increase our universe of large cap European companies by adding large cap stocks from Japan, Australia, Hong Kong and Singapore, as well as from South Korea, Taiwan, etc. Our process stayed the same as the one employed domestically, and used in Europe since the 1990s.

Interestingly, while certainly not pioneers in international investing, we don't feel as though we have missed much! When I started working at a large bank trust department in the early 1970s, it was virtually impossible to entice even multinational corporations to invest a fraction of their pension assets outside the U.S. In the 1980s, excluding the big bull market in Japan (which was largely homegrown), international markets were generally small, and not that interesting. By the 1990s there was a big run in emerging markets that began in 1994, but ended very badly in 1997-98. Since 2003 markets have improved again, albeit only in Japan for the past six months. Given our view of the potential growth in the global pie, we would still consider this to be "early days." While there will always be cycles and interruptions, in our view the key trends are favorable.

In Europe we still see a positive story. Valuations generally remain low, although not as destitute as they were in March, 2003. More importantly, despite some backtracking at the government level, many European companies are quietly boosting returns by relocating production, streamlining their operations by divesting non-core assets, and even buying in their own stock. Private-equity funds are also hunting for targets, and M&A is alive and well. While some governments are fighting a rear-guard action to protect uneconomic social welfare states, the successes a couple of time zones to the east of states employing pro-growth tax policies and with eager, lower wage work forces is getting harder to ignore. Within the EU the Irish economy also serves to highlight the success of forward-thinking pro-growth administrations.

In Asia, again, knowing cycles will come and go, we believe that the pie is going to grow very large. China still has 600 million people living in deep poverty in rural areas. India's impressive growth in recent years has just reached a thin veneer of their population. Moreover, countries such as Indonesia, the Philippines, Vietnam, Malaysia and Thailand have a combined population greater than that of the U.S., and approaching that of the EU. Those more fragile areas are moving in the right direction, and are being pulled along as satellites of China, Taiwan, Hong Kong and Singapore. From a stock market perspective valuations are relatively low compared to earnings growth rates, and although risks are higher, opportunities exist. Moreover, for Western investors the infrastructure for investing in these companies has improved -- the quality and availability of information is dramatically better than even five years ago. Our internal resources are growing daily, and ultimately our platform can be expanded to the "BRIC" countries (Brazil, Russia, India, China) as larger cap value oriented opportunities arise and as the rule of law and transparency gravitate toward those standards necessary to attract capital on terms similar to those formed in traditional EAFE markets. We see wealth creation abroad particularly favorable for the Fund's holdings of UBS and Credit Suisse -- the two largest private banks in the world.

In 2005, the ICAP International Fund returned 19.15%, following a performance of 26.87% in 2004 and 41.85% in 2003. We were honored that Morningstar, which has followed our Fund's progress since 1998, named our team International-Stock Fund Manager of the Year!

During 2005, our performance was driven by strong stock selection, although sector weightings were also additive. Increased mergers and acquisitions activity was a dominant theme. Key contributors were Allied Domecq and Scottish Power. In addition, ICAP's belief in Japan's economic improvement as mentioned above led to positions in Mitsubishi Corp., Mitsui Fudosan, and Mizuho Financial Group, all of which performed strongly. Finally, ICAP's energy theme supported an overweight position in oil and gas companies as well as an overweight in energy-sensitive utilities like Fortum. Detractors were few. Telecom Italia under-performed due to very difficult market conditions and Siemens suffered as their restructuring plan took longer than the market anticipated at the start of the year.

Thank you for your continued support.

Sincerely,

/s/ Robert H. Lyon
-------------------
Robert H. Lyon
President and Chief Investment Officer
December 31, 2005

Past performance is not a guarantee of future results. Return and share price will fluctuate, and redemption value may be more or less than your original investment. The ICAP Funds are actively managed. The stocks mentioned may or may not be held in any of the ICAP Funds at any given time. You should consider the Funds' investment objectives, risks, charges and expenses carefully before you invest. The Funds' prospectus, which can be obtained by calling toll free 1-888-221-ICAP (4227), contains this and other information about the Funds. Read the prospectus carefully before you invest or send money.

Except for historical information contained in this annual report for the ICAP Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the ICAP Funds in the current prospectus, other factors bearing on these reports include the accuracy of the adviser's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the ICAP Funds to differ materially as compared to applicable benchmarks.

ICAP EQUITY FUND

PERFORMANCE (%)
As of December 31, 2005

                                                         ANNUALIZED
                                           --------------------------------------
                                                                         SINCE
                         4Q05    1 YEAR    3 YEAR   5 YEAR   10 YEAR   12/31/1994
                         ----    ------    ------   ------   -------   ----------
ICAP Equity Fund         0.84     10.91     16.73    3.56     10.49       12.81
S&P 500 Index            2.09      4.91     14.39    0.54      9.07       11.40

GROWTH OF $10,000
December 31, 1994 through December 31, 2005

                                ICAP EQUITY FUND

            MONTH END
              DOLLAR
            INVESTMENT
EQUITY

12/31/1994  10,000.00
3/31/1995   10,924.64
6/30/1995   12,385.10
9/30/1995   13,472.79
12/31/1995  13,885.34
3/31/1996   15,046.74
6/30/1996   15,246.14
9/30/1996   15,778.47
12/31/1996  17,531.43
3/31/1997   18,201.28
6/30/1997   21,337.53
9/30/1997   23,172.82
12/31/1997  22,630.38
3/31/1998   25,359.03
6/30/1998   26,232.69
9/30/1998   21,646.69
12/31/1998  25,215.08
3/31/1999   26,252.60
6/30/1999   29,489.64
9/30/1999   26,623.44
12/31/1999  29,320.75
3/31/2000   29,713.53
6/30/2000   28,271.15
9/30/2000   29,909.11
12/31/2000  31,625.47
3/31/2001   30,434.20
6/30/2001   31,569.84
9/30/2001   28,356.36
12/31/2001  31,432.87
3/31/2002   31,350.53
6/30/2002   28,168.66
9/30/2002   22,627.94
12/31/2002  23,680.62
3/31/2003   23,433.05
6/30/2003   26,516.13
9/30/2003   26,906.77
12/31/2003  30,506.88
3/31/2004   31,445.25
6/30/2004   31,547.05
9/30/2004   31,215.68
12/31/2004  33,963.18
3/31/2005   34,231.88
6/30/2005   34,902.26
9/30/2005   37,356.96
12/31/2005  37,669.15


                          S&P 500 Index

           MONTH END $
           INVESTMENT
12/31/1994  10,000.00
 3/31/1995  10,973.66
 6/30/1995  12,021.28
 9/30/1995  12,976.51
12/31/1995  13,757.79
 3/31/1996  14,496.25
 6/30/1996  15,146.78
 9/30/1996  15,614.91
12/31/1996  16,916.57
 3/31/1997  17,370.11
 6/30/1997  20,402.57
 9/30/1997  21,930.89
12/31/1997  22,560.49
 3/31/1998  25,707.41
 6/30/1998  26,556.28
 9/30/1998  23,914.58
12/31/1998  29,007.51
 3/31/1999  30,452.89
 6/30/1999  32,599.64
 9/30/1999  30,564.17
12/31/1999  35,112.03
 3/31/2000  35,917.40
 6/30/2000  34,962.90
 9/30/2000  34,624.34
12/31/2000  31,914.95
 3/31/2001  28,131.39
 6/30/2001  29,777.73
 9/30/2001  25,407.13
12/31/2001  28,122.00
 3/31/2002  28,199.56
 6/30/2002  24,421.36
 9/30/2002  20,202.36
12/31/2002  21,906.98
 3/31/2003  21,216.84
 6/30/2003  24,483.85
 9/30/2003  25,130.85
12/31/2003  28,190.86
 3/31/2004  28,668.20
 6/30/2004  29,161.70
 9/30/2004  28,617.13
12/31/2004  31,258.63
 3/31/2005  30,587.11
 6/30/2005  31,005.72
 9/30/2005  32,123.32
12/31/2005  32,793.78

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1994, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

A direct investment in any index is not possible.

ICAP EQUITY FUND
As of December 31, 2005

FUND FACTS

Date of inception                                  12/31/1994
Ticker symbol                                           ICAEX
CUSIP                                               448926204
NAV                                                    $41.17
Net assets                                     $800.0 million

FUND OBJECTIVE

The investment objective of the ICAP Equity Fund is to seek a superior total return with only a moderate degree of risk. The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the Standard and Poor's 500(R) Index (the "S&P 500(R) Index") over a full market cycle and indices comprised of value-oriented stocks over shorter periods. The Fund may invest in cash and cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment. The Fund's investment in such instruments will generally not exceed 5% of its total assets. The Fund intends to be virtually fully invested in equity securities at all times. The Fund will typically hold between 40 and 45 securities.

INVESTOR PROFILE

This Fund is most appropriate for investors who seek the capital appreciation of large-cap equities with only a moderate degree of risk. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS

Number of holdings                                           47
Percent in equities                                        99.3%
Percent in cash and other assets less liabilities           0.7%
Price/earnings ratio                                       13.5x
Weighted average market cap                         $96  billion

TOP 10 HOLDINGS

Percent of net assets

Citigroup Inc.                                     4.9%
Bank of America Corp.                              4.8%
Exxon Mobil Corp.                                  4.2%
Altria Group, Inc.                                 3.5%
The St. Paul Travelers Cos., Inc.                  3.4%
JPMorgan Chase & Co.                               3.1%
McDonald's Corp.                                   3.1%
Microsoft Corp.                                    3.0%
Wells Fargo & Co.                                  2.9%
Sprint Nextel Corp.                                2.8%

SECTOR WEIGHTINGS

Percent of equities

                                  [PIE CHART]

Basic industries                        4%
Capital spending                        6%
Communications                          6%
Consumer services                       3%
Consumer staples                       10%
Energy                                 14%
Financial                              26%
Health care                            10%
Retail                                  4%
Technology                              9%
Transportation                          4%
Utilities                               4%

ICAP EQUITY FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of December 31, 2005

                                          NUMBER
                                         OF SHARES            VALUE
                                         ---------         -----------
COMMON STOCKS - 99.3%

BASIC INDUSTRIES - 3.9%
BASF AG ADR                               222,800          $17,039,745
Bunge Ltd.                                153,000            8,661,330
Temple-Inland Inc.                          1,400               62,790
United States Steel Corp.                 103,900            4,994,473
                                                           -----------
                                                            30,758,338
                                                           -----------

CAPITAL SPENDING - 6.0%
Caterpillar Inc.                           95,200            5,499,704
Cooper Industries, Ltd. Class A           163,550           11,939,150
Honeywell International Inc.              510,750           19,025,438
Textron Inc.                              151,600           11,670,168
                                                           -----------
                                                            48,134,460
                                                           -----------

COMMUNICATIONS - 5.6%
BellSouth Corp.                           829,100           22,468,610
Sprint Nextel Corp.                       967,700           22,605,472
                                                           -----------
                                                            45,074,082
                                                           -----------

CONSUMER SERVICES - 2.9%
Carnival Corp.                            288,150           15,407,381
R.R. Donnelley & Sons Co.                 236,368            8,086,150
                                                           -----------
                                                            23,493,531
                                                           -----------

CONSUMER STAPLES - 10.0%
Altria Group, Inc.                        376,700           28,147,024
Cadbury Schweppes plc ADR                 322,950           12,365,756
McDonald's Corp.                          724,250           24,421,710
PepsiCo, Inc.                             250,700           14,811,356
                                                           -----------
                                                            79,745,846
                                                           -----------

                                          NUMBER
                                         OF SHARES            VALUE
                                         ---------         -----------
ENERGY - 14.5%
Amerada Hess Corp.                         63,700            8,078,424
ConocoPhillips                            255,644           14,873,368
Exxon Mobil Corp.                         592,300           33,269,491
Halliburton Co.                           287,050           17,785,618
Marathon Oil Corp.                        282,589           17,229,452
Occidental Petroleum Corp.                164,400           13,132,272
Weatherford International Ltd.*           311,100           11,261,820
                                                           -----------
                                                           115,630,445
                                                           -----------

FINANCIAL - 25.7%
Aon Corp.                                 366,941           13,191,529
Bank of America Corp.                     832,050           38,399,108
CIT Group Inc.                            206,550           10,695,159
Citigroup Inc.                            808,986           39,260,091
JPMorgan Chase & Co.                      621,900           24,683,211
The Bank of New York Co., Inc.            502,050           15,990,293
The Goldman Sachs Group, Inc.             101,000           12,898,710
The St. Paul Travelers Cos., Inc.         607,030           27,116,031
Wells Fargo & Co.                         372,000           23,372,760
                                                           -----------
                                                           205,606,892
                                                           -----------

HEALTH CARE - 9.7%
Abbott Laboratories                       512,950           20,225,619
Eli Lilly and Co.                         270,900           15,330,231
Novartis AG ADR                           372,400           19,543,552
Sanofi-Aventis ADR                        513,777           22,554,811
                                                           -----------
                                                            77,654,213
                                                           -----------

See notes to financial statements.

*Non-income producing.

ICAP EQUITY FUND

As of December 31, 2005

                                              NUMBER
                                             OF SHARES      VALUE
                                             ---------   -----------
RETAIL - 3.7%

Sears Holdings Corp.*                          70,150    $ 8,104,430
Wal-Mart Stores, Inc.                         463,400     21,687,120
                                                         -----------
                                                          29,791,550
                                                         -----------

TECHNOLOGY - 8.7%

Hewlett-Packard Co.                           411,750     11,788,403
Intel Corp.                                   470,850     11,752,416
International Business
   Machines Corp.                             147,600     12,132,720
Microsoft Corp.                               911,450     23,834,418
Motorola, Inc.                                462,400     10,445,616
                                                         -----------
                                                          69,953,573
                                                         -----------

TRANSPORTATION - 4.1%

CSX Corp.                                     230,800     11,717,716
Norfolk Southern Corp.                        474,250     21,260,628
                                                         -----------
                                                          32,978,344
                                                         -----------
UTILITIES - 4.5%

Dominion Resources, Inc.                      211,750     16,347,100
Entergy Corp.                                 282,700     19,407,355
                                                         -----------
                                                          35,754,455
                                                         -----------

TOTAL COMMON STOCKS
   (cost $653,189,920)                                   794,575,729
                                                         -----------

                                          PRINCIPAL
                                            AMOUNT          VALUE
                                         ------------    ------------
SHORT-TERM INVESTMENT - 1.3%

VARIABLE RATE DEMAND DEPOSIT - 1.3%
UMB Bank Money Market
   Fiduciary, 2.70%                      $ 10,063,674    $ 10,063,674
                                                         ------------

TOTAL SHORT-TERM INVESTMENT
   (cost $10,063,674)                                      10,063,674
                                                         ------------

TOTAL INVESTMENTS - 100.6%
   (cost $663,253,594)                                    804,639,403

Liabilities less Other Assets - (0.6)%                     (4,628,547)
                                                         ------------
NET ASSETS - 100.0%                                      $800,010,856
                                                         ============

See notes to financial statements.

*Non-income producing.

ICAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at cost                      $ 663,253,594
                                          =============

Investments, at value                     $ 804,639,403
Dividends and interest receivable               696,201
Receivable for fund shares sold                 832,361
Other assets                                     16,661
                                          -------------
   Total assets                             806,184,626
                                          -------------

LIABILITIES:
Payable for securities purchased              5,390,251
Payable for fund shares redeemed                138,615
Accrued investment advisory fee                 511,465
Accrued expenses and other liabilities          133,439
                                          -------------
   Total liabilities                          6,173,770
                                          -------------

NET ASSETS                                $ 800,010,856
                                          =============

NET ASSETS CONSIST OF:
Capital stock                             $     194,340
Paid-in-capital in excess of par            656,551,820
Accumulated net investment income                59,993
Accumulated net realized gain on
 investments                                  1,818,894
Net unrealized appreciation on
 investments                                141,385,809
                                          -------------

NET ASSETS                                $ 800,010,856
                                          =============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                  100,000,000
Issued and outstanding                       19,433,994

NET ASSET VALUE, REDEMPTION
 PRICE AND OFFERING PRICE
 PER SHARE                                $       41.17
                                          =============

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends(1)                              $  17,943,791
Interest                                        304,503
                                          -------------
Total investment income                      18,248,294
                                          -------------

EXPENSES:
Investment advisory fees                      6,742,739
Fund administration and accounting fees         323,568
Shareholder servicing                            78,793
Custody fees                                     77,487
Reports to shareholders                          46,949
Legal fees                                       33,142
Audit fees                                       31,880
Federal and state registration fees              31,035
Directors' fees and expenses                     17,171
Other                                            14,164
                                          -------------

Total expenses before waiver and
   reimbursements                             7,396,928
Waiver and reimbursements of expenses
   by Adviser                                  (654,189)
                                          -------------

Net expenses                                  6,742,739
                                          -------------

NET INVESTMENT INCOME                        11,505,555
                                          -------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain on investments            119,365,891
Change in net unrealized appreciation
   on investments                           (43,875,331)
                                          -------------

Net gain on investments                      75,490,560
                                          -------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                $  86,996,115
                                          =============

(1) Net of $176,409 in foreign withholding taxes.

See notes to financial statements.

ICAP EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                          YEAR ENDED           YEAR ENDED
                                                      DECEMBER 31, 2005    DECEMBER 31, 2004
                                                      -----------------    -----------------
OPERATIONS:
Net investment income                                 $      11,505,555    $      16,530,203
Net realized gain on investments                            119,365,891          128,215,849
Change in net unrealized appreciation on investments        (43,875,331)         (39,005,512)
                                                      -----------------    -----------------
Net increase in net assets resulting from operations         86,996,115          105,740,540
                                                      -----------------    -----------------

DISTRIBUTIONS PAID FROM:
Net investment income                                       (11,445,562)         (16,530,211)
Net realized gain on investments                           (117,014,708)         (16,439,274)
                                                      -----------------    -----------------
Net decrease in net assets
   resulting from distributions paid                       (128,460,270)         (32,969,485)
                                                      -----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
Shares from merger(1)                                         9,391,029                   --
Shares sold                                                 131,574,611          118,438,391
Reinvested distributions                                    123,955,879           30,780,820
Shares redeemed                                            (367,410,184)        (357,926,757)
                                                      -----------------    -----------------
Net decrease in net assets resulting from
   capital share transactions                              (102,488,665)        (208,707,546)
                                                      -----------------    -----------------

TOTAL DECREASE IN NET ASSETS                               (143,952,820)        (135,936,491)

NET ASSETS:
Beginning of year                                           943,963,676        1,079,900,167
                                                      -----------------    -----------------
End of year                                           $     800,010,856    $     943,963,676
                                                      =================    =================

Accumulated undistributed net investment income       $          59,993                   --

TRANSACTIONS IN SHARES:
Shares from merger(1)                                           198,752                   --
Shares sold                                                   2,926,462            2,805,220
Reinvested distributions                                      2,974,347              710,731
Shares redeemed                                              (8,112,455)          (8,480,843)
                                                      -----------------    -----------------
Net decrease                                                 (2,012,894)          (4,964,892)
                                                      =================    =================

(1) See "Fund Merger" in Notes to Financial Statements.

See notes to financial statements.

ICAP EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)                2005       2004        2003         2002        2001
                                                           --------   --------   ----------   ---------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                         $  44.01   $  40.89   $    32.07   $   43.01   $    43.66

Income from investment operations:
   Net investment income                                       0.65       0.72         0.37        0.36         0.36
   Net realized and unrealized gain (loss)
      on investments                                           4.17       3.88         8.82     (10.94)        (0.64)
                                                           --------   --------   ----------   ---------   ----------

      Total income (loss) from
         investment operations                                 4.82       4.60         9.19      (10.58)       (0.28)
                                                           --------   --------   ----------   ---------   ----------

Less distributions:
   From net investment income                                 (0.64)     (0.72)       (0.37)      (0.36)       (0.37)
   From net realized gain on investments                      (7.02)     (0.76)          --          --           --
                                                           --------   --------   ----------   ---------   ----------

      Total distributions                                     (7.66)     (1.48)       (0.37)      (0.36)       (0.37)
                                                           --------   --------   ----------   ---------   ----------

NET ASSET VALUE, END OF YEAR                               $  41.17   $  44.01   $    40.89   $   32.07   $    43.01
                                                           ========   ========   ==========   =========   ==========

TOTAL RETURN                                                  10.91%     11.33%       28.83%     (24.66)%      (0.61)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (in thousands)                  $800,011   $943,964   $1,079,900   $ 881,809   $1,190,907
   Ratio of expenses to average net assets:
      Before expense reimbursement                             0.88%      0.87%        0.87%       0.86%        0.86%
      After expense reimbursement                              0.80%      0.80%        0.80%       0.80%        0.80%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                             1.29%      1.56%        0.96%       0.90%        0.81%
      After expense reimbursement                              1.37%      1.63%        1.03%       0.96%        0.87%
   Portfolio turnover rate                                       86%        74%          97%         85%          87%

See notes to financial statements.

ICAP SELECT EQUITY FUND

PERFORMANCE (%)
As of December 31, 2005

                                                              ANNUALIZED
                                                   -------------------------------
                                                                           SINCE
                               4Q05     1 YEAR     3 YEAR     5 YEAR    12/31/1997
                               ----     ------     ------     ------    ----------
ICAP Select Equity Fund        0.46      9.22       21.93      6.13        10.12
S&P 500 Index                  2.09      4.91       14.39      0.54        4.79

GROWTH OF $10,000
December 31, 1997 through December 31, 2005

                                  ICAP SELECT
                                  EQUITY FUND

                        MONTH END
                         DOLLAR
                       INVESTMENT
                       ----------
SELECT EQUITY

12/31/1997              10,000.00
3/31/1998               11,365.67
6/30/1998               11,698.05
9/30/1998                9,719.61
12/31/1998              11,532.85
3/31/1999               12,693.30
6/30/1999               14,158.27
9/30/1999               12,621.63
12/31/1999              14,665.90
3/31/2000               15,513.46
6/30/2000               15,005.67
9/30/2000               15,433.80
12/31/2000              16,057.97
3/31/2001               15,723.95
6/30/2001               16,625.22
9/30/2001               14,215.43
12/31/2001              15,802.14
3/31/2002               15,506.53
6/30/2002               14,206.16
9/30/2002               11,498.67
12/31/2002              11,925.22
3/31/2003               12,124.29
6/30/2003               14,007.70
9/30/2003               14,428.48
12/31/2003              16,776.27
3/31/2004               17,691.93
6/30/2004               17,938.27
9/30/2004               17,862.80
12/31/2004              19,792.50
3/31/2005               20,096.96
6/30/2005               20,365.31
9/30/2005               21,517.56
12/31/2005              21,617.58

                         S&P 500 Index

                       MONTH END $
                       INVESTMENT
12/31/1997             10,000.00
3/31/1998              11,394.88
6/30/1998              11,771.15
9/30/1998              10,600.20
12/31/1998             12,857.66
3/31/1999              13,498.33
6/30/1999              14,449.88
9/30/1999              13,547.65
12/31/1999             15,563.50
3/31/2000              15,920.48
6/30/2000              15,497.40
9/30/2000              15,347.34
12/31/2000             14,146.39
3/31/2001              12,469.31
6/30/2001              13,199.06
9/30/2001              11,261.78
12/31/2001             12,465.15
3/31/2002              12,499.53
6/30/2002              10,824.84
9/30/2002               8,954.75
12/31/2002              9,710.33
3/31/2003               9,404.42
6/30/2003              10,852.53
9/30/2003              11,139.32
12/31/2003             12,495.67
3/31/2004              12,707.26
6/30/2004              12,926.00
9/30/2004              12,684.62
12/31/2004             13,855.47
3/31/2005              13,557.82
6/30/2005              13,743.37
9/30/2005              14,238.75
12/31/2005             14,535.93

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1997, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

A direct investment in any index is not possible.

ICAP SELECT EQUITY FUND
As of December 31, 2005

FUND FACTS
Date of inception ..............................        12/31/1997
Ticker symbol ..................................             ICSLX
CUSIP ..........................................         448926303
NAV ............................................            $36.17
Net assets .....................................    $676.7 million

FUND OBJECTIVE

The investment objective of the ICAP Select Equity Fund is to seek a superior total return. The Fund, which is non-diversified, seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the S& P 500 Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods. While the Equity and Select Equity Funds are similar, the Select Equity Fund will concentrate its investments in fewer securities than the Equity Fund. The Select Equity Fund will typically hold between 20 and 30 securities.

INVESTOR PROFILE

This Fund is most appropriate for investors who are willing to accept higher volatility for the potential of higher capital appreciation. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS

Number of holdings .....................................            26
Percent in equities ....................................          97.6%
Percent in cash and other assets less liabilities ......           2.4%
Price/earnings ratio ...................................          13.8x
Weighted average market cap ............................    $79 billion

TOP 10 HOLDINGS
Percent of net assets

Bank of America Corp.                     7.8%
Altria Group, Inc.                        4.7%
Honeywell International Inc.              4.6%
The St. Paul Travelers Cos., Inc.         4.6%
Norfolk Southern Corp.                    4.5%
JPMorgan Chase & Co.                      4.5%
Abbott Laboratories                       4.4%
McDonald's Corp.                          4.4%
Sanofi-Aventis ADR                        4.4%
Halliburton Co.                           4.4%

SECTOR WEIGHTINGS
Percent of equities

                                  [PIE CHART]

Basic industries                            3%
Capital spending                            9%
Communications                              4%
Consumer services                           2%
Consumer staples                           12%
Energy                                     12%
Financial                                  22%
Health care                                12%
Retail                                      5%
Technology                                  8%
Transportation                              7%
Utilities                                   4%

ICAP SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of December 31, 2005

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       -------------
COMMON STOCKS - 97.6%

BASIC INDUSTRIES - 3.1%
Bunge Ltd.                                           372,150       $  21,067,411
                                                                   -------------

CAPITAL SPENDING - 8.7%
Caterpillar Inc.                                     139,050           8,032,919
Cooper Industries, Ltd. Class A                      266,000          19,418,000
Honeywell International Inc.                         841,600          31,349,600
                                                                   -------------
                                                                      58,800,519
                                                                   -------------

COMMUNICATIONS - 3.8%
Sprint Nextel Corp.                                1,112,850          25,996,176
                                                                   -------------

CONSUMER SERVICES - 1.9%
Carnival Corp.                                       239,200          12,790,024
                                                                   -------------

CONSUMER STAPLES - 12.0%
Altria Group, Inc.                                   428,150          31,991,368
Cadbury Schweppes plc ADR                            496,950          19,028,215
McDonald's Corp.                                     884,550          29,827,026
                                                                   -------------
                                                                      80,846,609
                                                                   -------------

ENERGY - 11.3%
Amerada Hess Corp.                                   219,300          27,811,626
Halliburton Co.                                      477,200          29,567,312
Marathon Oil Corp.                                   310,302          18,919,113
                                                                   -------------
                                                                      76,298,051
                                                                   -------------

FINANCIAL - 20.9%
Aon Corp.                                            756,500          27,196,175
Bank of America Corp.                              1,142,181          52,711,653
JPMorgan Chase & Co.                                 771,100          30,604,959
The St. Paul Travelers Cos., Inc.                    698,112          31,184,663
                                                                   -------------
                                                                     141,697,450
                                                                   -------------

HEALTH CARE - 12.0%
Abbott Laboratories                                  760,700          29,994,401
Novartis AG ADR                                      403,700          21,186,176
Sanofi-Aventis ADR                                   676,058          29,678,946
                                                                   -------------
                                                                      80,859,523
                                                                   -------------

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       -------------
RETAIL - 5.2%
Sears Holdings Corp.*                                 64,300           7,428,579
Wal-Mart Stores, Inc.                                592,700          27,738,360
                                                                   -------------
                                                                      35,166,939
                                                                   -------------

TECHNOLOGY - 7.5%
Hewlett-Packard Co.                                  851,100          24,366,993
Microsoft Corp.                                    1,020,850          26,695,228
                                                                   -------------
                                                                      51,062,221
                                                                   -------------

TRANSPORTATION - 7.2%
CSX Corp.                                            357,400          18,145,198
Norfolk Southern Corp.                               683,650          30,648,030
                                                                   -------------
                                                                      48,793,228
                                                                   -------------

UTILITIES - 4.0%
Entergy Corp.                                        393,050          26,982,883
                                                                   -------------

TOTAL COMMON STOCKS

   (cost $610,810,783)                                               660,361,034
                                                                   -------------

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
                                                 -----------       -------------
SHORT-TERM INVESTMENT - 1.4%

VARIABLE RATE DEMAND DEPOSIT - 1.4%
UMB Bank Money Market
   Fiduciary, 2.70%                              $ 9,692,839           9,692,839
                                                                   -------------

TOTAL SHORT-TERM INVESTMENT
   (cost $9,692,839)                                                   9,692,839
                                                                   -------------

TOTAL INVESTMENTS - 99.0%
   (cost $620,503,622)                                               670,053,873

Other Assets less Liabilities - 1.0%                                   6,649,494
                                                                   -------------

NET ASSETS - 100.0%                                                $ 676,703,367
                                                                   =============

See notes to financial statements.

* Non-income producing.

ICAP SELECT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at cost                                               $ 620,503,622
                                                                   =============

Investments, at value                                              $ 670,053,873
Receivable for securities sold                                         3,861,869
Dividends and interest receivable                                        611,075
Receivable for fund shares sold                                        9,622,506
Other assets                                                              26,519
                                                                   -------------
   Total assets                                                      684,175,842
                                                                   -------------

LIABILITIES:
Payable for securities purchased                                       6,777,983
Payable for fund shares redeemed                                         200,439
Accrued investment advisory fee                                          388,320
Accrued expenses and other liabilities                                   105,733
                                                                   -------------
   Total liabilities                                                   7,472,475
                                                                   -------------

NET ASSETS                                                         $ 676,703,367
                                                                   =============

NET ASSETS CONSIST OF:
Capital stock                                                      $     187,075
Paid-in-capital in excess of par                                     626,801,895
Accumulated net investment income                                         41,097
Accumulated net realized gain on investments                             123,049
Net unrealized appreciation on investments                            49,550,251
                                                                   -------------

NET ASSETS                                                         $ 676,703,367
                                                                   =============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                           100,000,000
Issued and outstanding                                                18,707,540

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE     $       36.17
                                                                   =============

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends(1)                                                       $   9,319,859
Interest                                                                 300,257
                                                                   -------------
Total investment income                                                9,620,116
                                                                   -------------

EXPENSES:
Investment advisory fees                                               3,535,106
Fund administration and accounting fees                                  243,377
Shareholder servicing                                                    100,492
Federal and state registration fees                                       50,271
Reports to shareholders                                                   44,350
Custody fees                                                              42,009
Legal fees                                                                34,044
Audit fees                                                                27,207
Directors' fees and expenses                                              18,109
Other                                                                      7,780
                                                                   -------------

Total expenses before waiver and reimbursements                        4,102,745
Waiver and reimbursements of expenses by Adviser                        (567,639)
                                                                   -------------

Net expenses                                                           3,535,106
                                                                   -------------

NET INVESTMENT INCOME                                                  6,085,010
                                                                   -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                      16,027,141
Change in net unrealized appreciation on investments                  17,317,599
                                                                   -------------

Net gain on investments                                               33,344,740
                                                                   -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  39,429,750
                                                                   =============

(1)   Net of $139,432 in foreign withholding taxes.

See notes to financial statements.

ICAP SELECT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31, 2005  DECEMBER 31, 2004
                                                               -----------------  -----------------
OPERATIONS:
Net investment income                                            $   6,085,010      $   3,911,022
Net realized gain on investments                                    16,027,141          7,089,798
Change in net unrealized appreciation on investments                17,317,599         22,163,787
                                                                 -------------      -------------
Net increase in net assets resulting from operations                39,429,750         33,164,607
                                                                 -------------      -------------

DISTRIBUTIONS PAID FROM:
Net investment income                                               (6,043,913)        (3,911,020)
Net realized gain on investments                                   (15,854,604)        (1,620,103)
                                                                 -------------      -------------
Net decrease in net assets resulting from distributions paid       (21,898,517)        (5,531,123)
                                                                 -------------      -------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                        414,838,779        204,857,239
Reinvested distributions                                            20,350,528          5,393,238
Shares redeemed                                                    (61,545,759)       (33,376,192)
                                                                 -------------      -------------
Net increase in net assets resulting from capital
   share transactions                                              373,643,548        176,874,285
                                                                 -------------      -------------

TOTAL INCREASE IN NET ASSETS                                       391,174,781        204,507,769

NET ASSETS:
Beginning of year                                                  285,528,586         81,020,817
                                                                 -------------      -------------
End of year                                                      $ 676,703,367      $ 285,528,586
                                                                 =============      =============

Accumulated undistributed net investment income                  $      41,097                 --

TRANSACTIONS IN SHARES:
Shares sold                                                         11,556,288          6,496,472
Reinvested distributions                                               561,528            161,755
Shares redeemed                                                     (1,722,002)        (1,066,339)
                                                                 -------------      -------------
Net increase                                                        10,395,814          5,591,888
                                                                 =============      =============

See notes to financial statements.

ICAP SELECT EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)     2005         2004          2003         2002         2001
                                                --------     --------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR              $  34.35     $  29.79      $ 21.37      $ 28.50      $ 29.50

Income from investment operations:
  Net investment income                             0.45         0.56         0.21         0.16         0.15
  Net realized and unrealized gain (loss)
    on investments                                  2.70         4.76         8.42        (7.13)       (0.62)
                                                --------     --------      -------      -------      -------

    Total income (loss) from
      investment operations                         3.15         5.32         8.63        (6.97)       (0.47)
                                                --------     --------      -------      -------      -------

Less distributions:
  From net investment income                       (0.45)       (0.56)       (0.21)       (0.16)       (0.16)
  From net realized gain on investments            (0.88)       (0.20)          --           --        (0.37)
                                                --------     --------      -------      -------      -------

    Total distributions                            (1.33)       (0.76)       (0.21)       (0.16)       (0.53)
                                                --------     --------      -------      -------      -------

NET ASSET VALUE, END OF YEAR                    $  36.17     $  34.35      $  29.79     $ 21.37      $ 28.50
                                                ========     ========      =======      =======      =======

TOTAL RETURN                                        9.22%       17.98%       40.68%      (24.53)%      (1.59)%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (in thousands)        $676,703     $285,529      $81,021      $37,985      $52,590
  Ratio of expenses to average net assets:
    Before expense reimbursement                    0.93%        1.01%        1.22%        1.17%        1.19%
    After expense reimbursement                     0.80%        0.80%        0.80%        0.80%        0.80%
  Ratio  of net investment income to
    average net assets:
    Before expense reimbursement                    1.25%        1.97%        0.46%        0.27%        0.15%
    After expense reimbursement                     1.38%        2.18%        0.88%        0.64%        0.54%
  Portfolio turnover rate                            170%         198%         317%         358%         309%

See notes to financial statements.

ICAP INTERNATIONAL FUND*

PERFORMANCE (%)
As of December 31, 2005

                                                            ANNUALIZED
                                                   ----------------------------
                                                                       SINCE
                                  4Q05    1 YEAR   3 YEAR   5 YEAR   12/31/1997
                                  ----    ------   ------   ------   ----------
- ICAP International Fund         5.39     19.15    28.95    9.77      11.32
- MSCI-EAFE Index*                4.08     13.54    23.68    4.55       6.33
- MSCI-Europe Index*              1.95      9.42    22.37    3.68       6.34

GROWTH OF $10,000
December 31, 1997 through December 31, 2005

                               ICAP INTERNATIONAL
                                      FUND

                   MONTH END
                     DOLLAR
                   INVESTMENT
                   ----------
INTERNATIONAL

12/31/1997         10,000.00
 3/31/1998         12,119.80
 6/30/1998         13,368.22
 9/30/1998         10,257.17
12/31/1998         12,739.67
 3/31/1999         13,070.43
 6/30/1999         13,203.87
 9/30/1999         12,857.38
12/31/1999         15,546.40
 3/31/2000         15,954.03
 6/30/2000         15,225.77
 9/30/2000         14,264.02
12/31/2000         14,798.47
 3/31/2001         13,066.70
 6/30/2001         13,518.43
 9/30/2001         12,529.22
12/31/2001         13,473.42
 3/31/2002         13,310.21
 6/30/2002         13,200.88
 9/30/2002         10,062.70
12/31/2002         10,997.85
 3/31/2003         10,242.25
 6/30/2003         12,396.80
 9/30/2003         12,905.57
12/31/2003         15,600.14
 3/31/2004         15,793.53
 6/30/2004         16,315.03
 9/30/2004         16,919.53
12/31/2004         19,791.98
 3/31/2005         19,837.89
 6/30/2005         19,772.90
 9/30/2005         22,376.69
12/31/2005         23,582.89


                               MSCI-EUROPE INDEX

            MONTH END $
            INVESTMENT
12/31/1997   10,000.00
 3/31/1998   12,030.49
 6/30/1998   12,649.39
 9/30/1998   10,825.92
12/31/1998   12,853.01
 3/31/1999   12,581.98
 6/30/1999   12,542.79
 9/30/1999   12,689.31
12/31/1999   14,895.86
 3/31/2000   14,907.93
 6/30/2000   14,436.71
 9/30/2000   13,381.60
12/31/2000   13,645.85
 3/31/2001   11,524.70
 6/30/2001   11,298.02
 9/30/2001    9,930.31
12/31/2001   10,929.70
 3/31/2002   10,917.57
 6/30/2002   10,426.10
 9/30/2002    8,045.59
12/31/2002    8,920.84
 3/31/2003    8,098.80
 6/30/2003    9,881.61
 9/30/2003   10,268.02
12/31/2003   12,359.17
 3/31/2004   12,468.80
 6/30/2004   12,734.28
 9/30/2004   12,888.27
12/31/2004   14,940.09
 3/31/2005   15,008.98
 6/30/2005   14,882.69
 9/30/2005   16,034.57
12/31/2005   16,347.11

                                MSCI-EAFE INDEX

            MONTH END $
            INVESTMENT
12/31/1997   10,000.00
3/31/1998    11,471.01
6/30/1998    11,592.78
9/30/1998     9,944.99
12/31/1998   11,999.68
3/31/1999    12,166.61
6/30/1999    12,475.78
9/30/1999    13,023.29
12/31/1999   15,235.32
3/31/2000    15,219.30
6/30/2000    14,616.37
9/30/2000    13,437.34
12/31/2000   13,076.78
3/31/2001    11,284.25
6/30/2001    11,166.36
9/30/2001     9,603.07
12/31/2001   10,272.75
3/31/2002    10,324.98
6/30/2002    10,106.13
9/30/2002     8,111.81
12/31/2002    8,635.25
3/31/2003     7,925.99
6/30/2003     9,453.22
9/30/2003    10,221.53
12/31/2003   11,967.24
3/31/2004    12,486.50
6/30/2004    12,513.36
9/30/2004    12,478.56
12/31/2004   14,390.24
3/31/2005    14,366.39
6/30/2005    14,221.66
9/30/2005    15,697.35
12/31/2005   16,338.05

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1997, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the indices. The indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any index is not possible.

* Effective April 30, 2005, the ICAP Euro Select Equity Portfolio changed its name to the ICAP International Fund and broadened its focus from investments exclusively in Europe to investments in the European region plus all other countries outside of the United States. It also changed its benchmark index from the MSCI-Europe to the MSCI-EAFE to match its broadened investment focus.

18

ICAP INTERNATIONAL FUND
As of December 31, 2005

FUND FACTS

Date of inception ..............................................      12/31/1997
Ticker symbol ..................................................           ICEUX
CUSIP ..........................................................       448926402
NAV ............................................................          $32.89
Net assets .....................................................  $179.8 million

FUND OBJECTIVE

The investment objective of the ICAP International Fund is to seek a superior total return with income as a secondary objective. The Fund, formerly the ICAP Euro Select Equity Portfolio, seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with market capitalizations of at least $2 billion. The Fund may invest in equity securities of companies that trade in emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI-EAFE Index"). The Fund will typically hold between 30 and 50 securities. The Fund at all times will have significant investments in each of at least three countries outside the United States.

INVESTOR PROFILE

This Fund is most appropriate for investors who are willing to accept higher volatility for the potential of higher capital appreciation. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS

Number of holdings ...............................................           37
Percent in equities ..............................................         96.8%
Percent in cash and other assets less liabilities ................          3.2%
Price/earnings ratio .............................................         12.9x
Weighted average market cap ......................................  $63 billion

TOP 10 HOLDINGS

Percent of net assets

- Investor AB Class B                                                      4.7%
- BP plc ADR                                                               4.6%
- Total S.A. ADR                                                           4.5%
- BASF AG ADR                                                              4.3%
- Credit Suisse Group ADR                                                  4.1%
- Vivendi Universal S.A. ADR                                               4.1%
- ING Groep NV ADR                                                         4.0%
- Barclays plc                                                             3.7%
- UniCredito Italiano S.p.A.                                               3.6%
- Sanofi-Aventis ADR                                                       3.5%

COUNTRY COMPOSITION

Percent of equities

                              [PIE CHART]

Belgium                                                                      2%
Finland                                                                      4%
France                                                                      12%
Germany                                                                     10%
Hong Kong                                                                    6%
Italy                                                                        4%
Japan                                                                       17%
Netherlands                                                                  7%
Singapore                                                                    2%
Sweden                                                                       5%
Switzerland                                                                 13%
United Kingdom                                                              18%

ICAP INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of December 31, 2005

                                                      NUMBER
                                                     OF SHARES          VALUE
                                                     ---------      ------------
COMMON STOCKS - 96.8%

BASIC INDUSTRIES - 7.3%
BASF AG ADR                                            100,800      $  7,709,184
Mitsubishi Corp. ADR                                   122,900         5,435,375
                                                                    ------------
                                                                      13,144,559
                                                                    ------------

CAPITAL SPENDING - 4.8%
Investor AB Class B                                    488,850         8,537,953
                                                                    ------------

COMMUNICATIONS - 5.9%
StarHub Ltd.                                         2,724,700         3,359,175
Vivendi Universal S.A. ADR                             232,300         7,301,189
                                                                    ------------
                                                                      10,660,364
                                                                    ------------

CONSUMER SERVICES - 4.8%
Carnival plc                                            86,400         4,894,764
Groupe Bruxelles Lambert                                38,050         3,718,380
                                                                    ------------
                                                                       8,613,144
                                                                    ------------

CONSUMER STAPLES - 7.0%
Cadbury Schweppes plc ADR                              150,300         5,754,987
Japan Tobacco Inc.                                         112         1,632,127
Nestle S.A. ADR                                         70,200         5,233,242
                                                                    ------------
                                                                      12,620,356
                                                                    ------------

ENERGY - 9.1%
BP plc ADR                                             129,200         8,297,224
Total S.A. ADR                                          64,150         8,108,560
                                                                    ------------
                                                                      16,405,784
                                                                    ------------

                                                      NUMBER
                                                     OF SHARES          VALUE
                                                     ---------      ------------
FINANCIAL - 23.6%
Allianz AG                                              38,800         5,855,240
Barclays plc                                           636,400         6,675,372
Credit Suisse Group ADR                                145,800         7,428,510
ING Groep NV ADR                                       209,000         7,277,380
Mizuho Financial Group, Inc.                               441         3,497,213
UBS AG ADR                                              55,100         5,242,765
UniCredito Italiano S.p.A.                             945,500         6,490,694
                                                                    ------------
                                                                      42,467,174
                                                                    ------------

HEALTH CARE - 9.8%
Novartis AG ADR                                        105,200         5,520,896
Sanofi-Aventis ADR                                     145,281         6,377,836
Shire plc                                              129,900         1,659,152
Takeda Pharmaceutical Co., Ltd.                         73,800         3,989,189
                                                                    ------------
                                                                      17,547,073
                                                                    ------------

PROPERTY - 5.1%
Mitsui Fudosan Co., Ltd.                               184,800         3,749,860
The Wharf (Holdings) Ltd.                            1,529,900         5,406,425
                                                                    ------------
                                                                       9,156,285
                                                                    ------------

RETAIL - 2.1%
Esprit Holdings Ltd.                                   236,200         1,678,526
Jardine Matheson Holdings Ltd.                         122,500         2,107,000
                                                                    ------------
                                                                       3,785,526
                                                                    ------------

See notes to financial statements.

ICAP INTERNATIONAL FUND

As of December 31, 2005

                                                    NUMBER
                                                   OF SHARES           VALUE
                                                   ---------       -------------
TECHNOLOGY - 8.2%
Canon Inc. ADR                                        92,500       $   5,441,775
Nokia Corp. ADR                                      197,650           3,616,995
Philips Electronics NV ADR                           143,916           4,475,788
Tokyo Electron Ltd.                                   19,200           1,205,389
                                                                   -------------
                                                                      14,739,947
                                                                   -------------

TRANSPORTATION - 2.8%
Central Japan Railway Co.                                527           5,045,412
                                                                   -------------

UTILITIES - 6.3%
Drax Group plc*                                      242,400           2,059,880
E.ON AG ADR                                          102,600           3,541,752
Fortum Corp.                                         142,050           2,654,013
Scottish Power plc                                   266,900           2,490,303
The Hong Kong and China Gas Co., Ltd.                237,900             507,796
                                                                   -------------
                                                                      11,253,744
                                                                   -------------

TOTAL COMMON STOCKS
   (cost $145,622,118)                                               173,977,321
                                                                   -------------

                                                 PRINCIPAL
                                                   AMOUNT              VALUE
                                                ------------       -------------
SHORT-TERM INVESTMENT - 6.8%

VARIABLE RATE DEMAND DEPOSIT - 6.8%
UMB Bank Money Market
   Fiduciary, 2.70%                             $ 12,257,254       $  12,257,254
                                                                   -------------

TOTAL SHORT-TERM INVESTMENT
   (cost $12,257,254)                                                 12,257,254
                                                                   -------------

TOTAL INVESTMENTS - 103.6%
   (cost $157,879,372)                                               186,234,575

Liabilities less Other Assets - (3.6)%                                (6,447,284)
                                                                   -------------

NET ASSETS - 100.0%                                                $ 179,787,291
                                                                   =============

See notes to financial statements.

*     Non-income producing.

ICAP INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments, at cost                                              $  157,879,372
                                                                  ==============

Investments, at value                                             $  186,234,575
Cash                                                                      65,490
Dividends and interest receivable                                         60,432
Tax reclaim receivable                                                    70,571
Receivable for fund shares sold                                          690,582
Other assets                                                              20,459
                                                                  --------------
   Total assets                                                      187,142,109
                                                                  --------------

LIABILITIES:
Payable for securities purchased                                       7,032,353
Payable for fund shares redeemed                                         155,813
Accrued investment advisory fee                                           84,646
Accrued expenses and other liabilities                                    82,006
                                                                  --------------
   Total liabilities                                                   7,354,818
                                                                  --------------

NET ASSETS                                                        $  179,787,291
                                                                  ==============

NET ASSETS CONSIST OF:
Capital stock                                                     $       54,658
Paid-in-capital in excess of par                                     151,250,488
Accumulated net investment income                                         28,218
Accumulated net realized gain on investments and foreign
   currency transactions                                                  99,937
Net unrealized appreciation on investments and foreign
   currency translation                                               28,353,990
                                                                  --------------

NET ASSETS                                                        $  179,787,291
                                                                  ==============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                           100,000,000
Issued and outstanding                                                 5,465,849

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE    $        32.89
                                                                  ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Dividends(1)                                                      $    3,200,610
Interest                                                                  69,302
                                                                  --------------
Total investment income                                                3,269,912
                                                                  --------------

EXPENSES:
Investment advisory fees                                                 917,447
Fund administration and accounting fees                                  140,964
Custody fees                                                              41,159
Legal fees                                                                34,265
Federal and state registration fees                                       33,348
Reports to shareholders                                                   33,036
Shareholder servicing                                                     31,337
Audit fees                                                                27,207
Directors' fees and expenses                                              18,109
Other                                                                      9,495
                                                                  --------------

Total expenses before waiver and reimbursements                        1,286,367
Waiver and reimbursements of expenses by Adviser                        (368,921)
                                                                  --------------

Net expenses                                                             917,446
                                                                  --------------

NET INVESTMENT INCOME                                                  2,352,466
                                                                  --------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments and foreign
   currency transactions                                              12,418,319
Change in net unrealized appreciation on investments                   7,591,131
                                                                  --------------

Net gain on investments                                               20,009,450
                                                                  --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   22,361,916
                                                                  ==============

(1)   Net of $426,416 in foreign withholding taxes.

See notes to financial statements.

ICAP INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31, 2005        DECEMBER 31, 2004
                                                       -----------------        -----------------
OPERATIONS:
Net investment income                                    $   2,352,466             $    777,723
Net realized gain on investments and
   foreign currency transactions                            12,418,319                2,655,714
Change in net unrealized appreciation on investments         7,591,131               13,283,357
                                                         -------------             ------------
Net increase in net assets resulting from operations        22,361,916               16,716,794
                                                         -------------             ------------

DISTRIBUTIONS PAID FROM:
Net investment income                                       (2,323,534)                (777,517)
Net realized gain on investments                           (12,261,569)                (553,959)
                                                         -------------             ------------
Net decrease in net assets resulting from
   distributions paid                                      (14,585,103)              (1,331,476)
                                                         -------------             ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                 94,781,960               39,822,702
Reinvested distributions                                    14,091,727                1,312,764
Shares redeemed                                            (31,030,640)              (8,082,662)
Redemption fees                                                  9,217                    5,480
                                                         -------------             ------------
Net increase in net assets resulting from
   capital share transactions                               77,852,264               33,058,284
                                                         -------------             ------------

TOTAL INCREASE IN NET ASSETS                                85,629,077               48,443,602

NET ASSETS:
Beginning of year                                           94,158,214               45,714,612
                                                         -------------             ------------
End of year                                              $ 179,787,291             $ 94,158,214
                                                         =============             ============

Accumulated undistributed net investment income          $      28,218                       --

TRANSACTIONS IN SHARES:
Shares sold                                                  2,886,793                1,503,627
Reinvested distributions                                       427,673                   46,804
Shares redeemed                                               (968,034)                (320,279)
                                                         -------------             ------------
Net increase                                                 2,346,432                1,230,152
                                                         =============             ============

See notes to financial statements.

ICAP INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)               2005         2004          2003         2002         2001
                                                          --------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF YEAR                        $  30.18      $ 24.20      $ 17.45      $ 21.69      $ 24.19

Income from investment operations:
   Net investment income                                      0.55         0.30         0.39         0.29         0.18
   Net realized and unrealized gain (loss)
      on investments (1)                                      5.20         6.16         6.77        (4.24)       (2.35)
                                                          --------      -------      -------      -------      -------

      Total income (loss) from investment operations          5.75         6.46         7.16        (3.95)       (2.17)
                                                          --------      -------      -------      -------      -------

Less distributions:
   From net investment income                                (0.54)       (0.30)       (0.41)       (0.29)       (0.20)
   From net realized gain on investments                     (2.50)       (0.18)          --           --        (0.10)
   From return of capital                                       --           --           --           --        (0.03)
                                                          --------      -------      -------      -------      -------

      Total distributions                                    (3.04)       (0.48)       (0.41)       (0.29)       (0.33)
                                                          --------      -------      -------      -------      -------

NET ASSET VALUE, END OF YEAR                              $  32.89      $ 30.18      $ 24.20      $ 17.45      $ 21.69
                                                          ========      =======      =======      =======      =======

TOTAL RETURN                                                 19.15%       26.87%       41.85%      (18.37)%      (8.95)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (in thousands)                 $179,787      $94,158      $45,715      $18,406      $20,203
   Ratio of expenses to average net assets:
      Before expense reimbursement                            1.12%        1.20%        1.57%        1.66%        1.65%
      After expense reimbursement (2)                         0.80%        0.80%        0.80%        0.80%        0.95%
   Ratio of net investment income to average net assets:
      Before expense reimbursement                            1.73%        0.83%        1.12%        0.62%        0.02%
      After expense reimbursement                             2.05%        1.23%        1.89%        1.48%        0.72%
   Portfolio turnover rate                                     139%         122%         218%         276%         267%

(1)   For 2005, 2004, 2003 and 2002, includes $0.002, $0.002, $0.05 and $0.07, respectively, in redemption fees.

(2) Prior to September 1, 2001, the Adviser voluntarily reimbursed the Fund to the extent necessary to ensure that the Fund's operating expenses would not exceed 1.00% of its average net assets. Beginning September 1, 2001 and thereafter, the Adviser voluntarily increased the reimbursement paid to the Fund to the extent necessary to ensure that the Fund's operating expenses would not exceed 0.80% of its average net assets. As a result, the effective expense ratio after expense reimbursement for the year ended December 31, 2001 was 0.95%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

ORGANIZATION

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. ICAP is comprised of three funds, the ICAP Equity Fund, the ICAP Select Equity Fund, and the ICAP International Fund, (the "Funds"). The Equity and International Funds are diversified funds and the Select Equity Fund is a non-diversified fund. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Funds. The Equity Fund commenced operations after the close of business on December 31, 1994 and the Select Equity and International Funds commenced operations after the close of business on December 31, 1997.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(a) INVESTMENT VALUATION - Common stocks and other equity-type securities are valued at the last sales price on the U.S. or foreign securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price. However, securities traded on a U.S. or foreign securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Events affecting the values of Fund securities that occur after the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless ICAP determines that the particular event would materially affect net asset value. In addition, events affecting the values of foreign Fund securities may occur on days in which U.S. securities exchanges are closed but foreign securities exchanges are open, and on days in which foreign securities exchanges are closed but U.S. securities exchanges are open. As a result, a Fund's net asset value may be significantly affected by such trading on days when shareholders will not be able to purchase or redeem shares. If ICAP determines that a particular event materially affects net asset value, ICAP may value the affected security or securities in accordance with pricing procedures adopted by the Board of Directors. In accordance with Board-approved pricing procedures, adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Any such determinations must be reported by ICAP to the full Board of Directors quarterly. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

(b) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses and on interest and dividend receivables is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

(c) FEDERAL INCOME AND EXCISE TAXES - It is each Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(d) DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. In the case of the International Fund, dividends from net investment income are declared and paid either annually or semi-annually. Distributions of net realized capital gains, if any, will be declared at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(e) SHORT-TERM INVESTMENTS - The Funds maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Funds' Adviser.

(f) ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(g) REDEMPTION FEES - The International Fund is authorized to deduct a fee of 2.00% from the current value of shares redeemed within one month of purchase. The redemption fee is treated as additional paid-in-capital.

(h) OTHER - Investment transactions are accounted for on the trade date. The Funds utilize the specific identification method to determine the gain or loss realized from the investment transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Any non-cash dividends are recognized as investment income at the fair value of the property received.

INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Funds for the year ended December 31, 2005 are summarized below:

                  ICAP              ICAP              ICAP
                 EQUITY        SELECT EQUITY     INTERNATIONAL
                  FUND              FUND             FUND
             -------------    ---------------    -------------
Purchases    $ 713,902,885    $ 1,061,241,431    $ 217,059,461
Sales        $ 945,452,307    $   729,884,278    $ 155,397,674

There were no purchases or sales of U.S. government obligations.

FEDERAL INCOME TAX INFORMATION

At December 31, 2005, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

                                     ICAP            ICAP            ICAP
                                    EQUITY      SELECT EQUITY   INTERNATIONAL
                                     FUND            FUND            FUND
                                -------------   -------------   -------------
Cost of investments             $ 663,817,962   $ 620,752,548   $ 158,046,464
                                =============   =============   =============
Gross unrealized appreciation   $ 146,397,195   $  55,537,458   $  28,974,372
Gross unrealized depreciation      (5,575,754)     (6,236,133)       (786,261)
                                -------------   -------------   -------------
Net unrealized appreciation
  on investments                $ 140,821,441   $  49,301,325   $  28,188,111
                                =============   =============   =============

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                                     ICAP            ICAP            ICAP
                                    EQUITY      SELECT EQUITY   INTERNATIONAL
                                     FUND            FUND            FUND
                                -------------   -------------   -------------
Undistributed ordinary income   $     814,205   $     139,650   $     213,889
Undistributed long-term gains       1,633,824         273,422          81,359
                                -------------   -------------   -------------
Tax accumulated earnings            2,448,029         413,072         295,248
Net unrealized appreciation
  on investments                  140,821,441      49,301,325      28,188,111
                                -------------   -------------   -------------
Total accumulated earnings      $ 143,269,470   $  49,714,397   $  28,483,359
                                =============   =============   =============

The tax components of dividends paid during the years ended December 31, 2005 and 2004 were as follows:

                                     ICAP            ICAP            ICAP
                                    EQUITY      SELECT EQUITY   INTERNATIONAL
                                     FUND            FUND            FUND
                                -------------   -------------   -------------
2005 Ordinary income            $  48,402,089   $   8,629,338   $  10,598,393
2005 Long-term capital gains    $  80,058,181   $  13,269,179   $   3,986,710
2004 Ordinary income            $  16,530,203   $   4,524,466   $     777,520
2004 Long-term capital gains    $  16,439,282   $   1,006,657   $     553,956

The Equity, Select Equity, and International Funds hereby designate approximately $80,058,181, $13,269,179, and $3,986,710, respectively, as capital gain dividends for the purpose of the dividends paid deduction.

INVESTMENT ADVISORY AGREEMENT

The Funds each pay the Adviser an annual management fee of 0.80% of the Fund's average net assets. Pursuant to an expense cap agreement dated April 30, 1999, as amended on May 1, 2005, between the Adviser and the Funds, the Adviser agreed to waive its management fee and/or reimburse each Fund to the extent necessary to ensure that each Fund's expenses would not exceed 0.80% of its average net assets. The term of this amended expense cap agreement is 12 months. Since inception of the Funds, the Adviser has voluntarily reimbursed each Fund to the extent necessary to ensure that each Fund's operating expenses would not exceed the annual management fee.

FUND SHARE ACTIVITY - IN-KIND TRANSACTIONS

During 2005, the Funds approved a number of in-kind portfolio share transactions in accordance with the provisions of the prospectus. An in-kind portfolio share transaction occurs when the Fund distributes securities instead of cash to an investor who redeems Fund shares ("in-kind redemption"), or when the Fund receives securities instead of cash from an investor who purchases Fund shares ("in-kind purchase").

During the year ended December 31, 2005, the Equity Fund issued 110,260 fund shares in exchange for securities valued at $4,680,434 and $56,319 in cash. The Select Equity Fund issued 377,073 fund shares in exchange for securities valued at $12,426,743 and $567,197 in cash. There were no such transactions in the International Fund.

FUND MERGER

On August 12, 2005, the shareholders of ICAP Funds, Inc. approved a reorganization of the ICAP Discretionary Equity Fund into the ICAP Equity Fund. The reorganization was effected pursuant to a Plan of Reorganization, which provided that the Discretionary Equity Fund transfer all of its assets and liabilities to the Equity Fund in exchange for shares of the Equity Fund. The reorganization occurred on August 12, 2005.

The acquisition was accomplished by a tax-free exchange of 198,752 shares of the Equity Fund (valued at $9,391,029) for the 344,737 shares of the Discretionary Equity Fund outstanding at August 12, 2005. The Discretionary Equity Fund's net assets at that date ($9,391,029, including $1,857,217 of unrealized appreciation) were combined with those of the Equity Fund. The aggregate net assets of the Equity Fund and the Discretionary Equity Fund immediately before the acquisition were $801,974,360 and $9,394,691, respectively. The net assets of the Equity Fund immediately after the merger was $811,365,389.

INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of ICAP Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ICAP Funds, Inc., comprised of the ICAP Equity Fund, ICAP Select Equity Fund and ICAP International Fund (the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years prior to December 31, 2004 were audited by other auditors who expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 30, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising ICAP Funds, Inc. at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 27, 2006

OTHER INFORMATION (UNAUDITED)

EXPENSE EXAMPLE

For the six months ended December 31, 2005

As a shareholder of the ICAP Funds, Inc. (the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005 (the "period").

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

                                  BEGINNING           ENDING        EXPENSES PAID DURING
                                ACCOUNT VALUE     ACCOUNT VALUE       THE PERIOD ENDED
                                JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005(1)
                                -------------   -----------------   --------------------
ICAP EQUITY FUND
   Actual                       $    1,000.00   $        1,079.30   $               4.19
   Hypothetical (5% return
    before expenses)            $    1,000.00   $        1,020.97   $               4.07

ICAP SELECT EQUITY FUND
   Actual                       $    1,000.00   $        1,061.50   $               4.15
   Hypothetical (5% return
    before expenses)            $    1,000.00   $        1,020.97   $               4.07

ICAP INTERNATIONAL FUND
   Actual                       $    1,000.00   $        1,192.70   $               4.41
   Hypothetical (5% return
    before expenses)            $    1,000.00   $        1,020.98   $               4.06

(1) Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the period ended December 31, 2005, the expense ratios of the Equity Fund, Select Equity Fund and International Fund were 0.80%, 0.80% and 0.80%, respectively.

PROXY VOTING POLICIES

ICAP has adopted proxy voting policies and procedures under which the Funds have delegated to the Adviser the power to vote proxies relating to securities held by the Funds. A description of ICAP's proxy voting policies and procedures is available without charge, upon request, by calling toll free 1-888-221-ICAP
(4227). Alternatively, this information is available on the Edgar Database on the SEC's web site located at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling toll free 1-888-221-ICAP (4227). Alternatively, this information is available on the Edgar Database on the SEC's web site located at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of each such fiscal quarter. The Funds' Form N-Q is available on the Edgar Database on the SEC's web site at www.sec.gov. Alternatively, this information may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER TAX INFORMATION

For the year ended December 31, 2005, 36.74%, 100%, and 30.17% of dividends paid from net investment income, including short-term capital gains, from each of the Equity, Select Equity, and International Funds, respectively, is designated as qualified dividend income.

For the year ended December 31, 2005, 31.99% and 90.00% of dividends paid from net investment income, including short-term capital gains, qualify for the dividends received deduction available to corporate shareholders of the Equity and Select Equity Funds, respectively.

DIRECTORS AND OFFICERS

                                                                                                      Number of
                                                                                                      portfolios in  Other
                                                                                                      Fund complex   directorships
                            Positions(s) held  Term of office and     Principal occupation(s) during  overseen by    held by
Name, address, and age      with Fund          length of time served  past five years                 director       director
--------------------------  -----------------  ---------------------  ------------------------------  -------------  -------------
INDEPENDENT DIRECTORS

Dr. James A. Gentry         Director           Indefinite term;       Professor Emeritus of Finance         3        None
The University of Illinois                     served as director     and University Distinguished
140A Wohlers Hall                              since December         Scholar-Teacher, College of
1206 S. 6th Street                             1994                   Business at the University of
Champaign, Illinois 61820                                             Illinois, Urbana-Champaign
Age: 75

Joseph Andrew Hays          Director           Indefinite term;       Principal in the consulting           3        None
Tribune Tower                                  served as director     firm, The Hays Group since
435 N. Michigan Avenue                         since July 1995        January 1996; vice president
Suite 2600                                                            for corporate relations,
Chicago, Illinois 60611                                               Tribune Company from
Age: 75                                                               April 1983 to December 1995

Harold W. Nations           Director           Indefinite term;       Broker with Bradbury, Romey,          3        None
580 Lincoln Avenue                             served as director     Egan & Partners, Inc., a real
Winnetka, Illinois 60093                       since December         estate brokerage firm, since
Age: 51                                        1994                   November 2004 and a principal
                                                                      with Twin Crescents Realty
                                                                      LLC, a real estate investment
                                                                      advisory firm, since June
                                                                      2002; partner with the law
                                                                      firm of McDermott, Will &
                                                                      Emery from June 2000 to June
                                                                      2002

INTERESTED DIRECTOR*

Robert H. Lyon              President and      Indefinite term;       President, chief investment           3        None
225 W. Wacker Drive         director           served as president    officer and director of
Suite 2400                                     and director since     Institutional Capital
Chicago, Illinois 60606                        December 1994          Corporation (the "Adviser")
Age: 55

OFFICER

Pamela H. Conroy            Vice president,    Indefinite term;       Senior vice president and           N.A.       N.A.
225 W. Wacker Drive         treasurer,         served as vice         director of the Adviser
Suite 2400                  secretary          president and
Chicago, Illinois 60606     and chief          treasurer since
Age: 44                     compliance         December 1994;as
                            officer            director from
                                               December 1994 to
                                               November 2004;
                                               as secretary and
                                               chief compliance
                                               officer since 2004

*     The Interested Director serves as a director and officer of the Adviser.

Additional information about the Funds' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-888-221-ICAP (4227).

INVESTMENT ADVISER

INSTITUTIONAL CAPITAL CORPORATION
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606
www.icapfunds.com

CUSTODIAN

UMB BANK, N.A.
928 Grand Boulevard
Kansas City, Missouri 64106

DIVIDEND - DISBURSING AND TRANSFER AGENT

UMB FUND SERVICES, INC.
P.O. Box 2160
Milwaukee, Wisconsin 53201

ADMINISTRATOR AND FUND ACCOUNTANT

UMB FUND SERVICES, INC.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

This annual report is submitted for the general information of the shareholders of the ICAP Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

[ICAP LOGO]

ICAP FUNDS
225 WEST WACKER DRIVE, SUITE 2400
CHICAGO, IL 60606
1-888-221-ICAP (4227)
WWW.ICAPFUNDS.COM



                                                                  132-0206-41.5M
(C) Copyright 2006 Institutional Capital Corporation                 IC-408-0206

Item 2 - Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted a "code of ethics" that applies to the Registrant's principal executive officer and senior financial officer, or persons performing similar functions. For this purpose, the term "code of ethics" is defined in Item 2(b) of the Form N-CSR.

(b) [Reserved]

(c) During the period covered by this report, there were not any amendments to the provisions of the code of ethics described in 2(a) above.

(d) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics described in 2(a) above.

(e) [Reserved]

Item 3 - Audit Committee Financial Expert

(a) The Registrant's board of directors has determined that Dr. James A. Gentry, a member of the board and the chairman of the audit committee, is an "audit committee financial expert" and "independent," as those terms are defined in
Item 3(b) and 3(a)(2), respectively, of the Form N-CSR.

(b) [Reserved]

(c) [Reserved]

(d) [Reserved]

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for professional services rendered by the Registrant's principal accountant for (1) the audit of the Registrant's annual financial statements, and (2) services that are normally provided by the accountant in connection with statutory and regulatory filings, for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $64,000 and $57,100, respectively.

(b) Audit-Related Fees. The aggregate fees billed by the Registrant's principal accountant in fiscal 2004 or 2005 for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements were $16,000 and $17,600, respectively. The fees for fiscal 2004 and 2005 were for selected agreed-upon procedures performed on the Registrant's semi-annual report to shareholders.

(c) Tax Fees. The aggregate fees billed for professional services rendered by the Registrant's principal accountant for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $16,000 and $18,000, respectively. The services provided were comprised of a review of the Registrant's federal and state income tax returns and providing assistance to the Registrant in the determination of its excise tax distribution requirements.

(d) All Other Fees. No fees were billed by Registrant's principal accountant in fiscal 2004 or fiscal 2005 for services other than the services reported in Item 4(a) - 4(c) above.

(e) The Registrant's audit committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant's principal accountant. Under this policy, the engagement terms and fees of the Registrant's annual audit must be specifically pre-approved by the audit committee. Other audit services, like review of SEC registration statements and filings, have already received the general pre-approval of the committee in accordance with its pre-approval policy. Likewise, certain enumerated audit-related and tax services have already received the general pre-approval of the audit committee under its pre-approval policy. Services that have not already been approved by the audit committee pursuant to its pre-approval policy must be specifically pre-approved by the committee before the service can be rendered. With respect to services that have already received the general approval of the audit committee in accordance with its pre-approval policy, the committee will be informed on a quarterly basis of any such services rendered by the Registrant's principal accountant. Regardless of whether a service must be specifically pre-approved or if it has already received the general approval of the audit committee pursuant to its pre-approval policy, the audit committee is required to consider whether such service is consistent with the SEC's rules on auditor independence in connection with its decision to pre-approve a service.

During 2004 and 2005, all of the non-audit services provided by the Registrant's principal accountant to the Registrant were pre-approved by the audit committee. Accordingly, the committee did not rely on the de minimis exception described in Rule 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirements for non-audit services if certain conditions are satisfied.

(f) All of the principal accountants' hours spent on auditing the Registrant's financial statements were attributed to and performed by full-time permanent employees of the principal accountant.

(g) The aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $16,000 and $18,000, respectively, as disclosed in Item 4(c) above. The aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant's


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

investment adviser for each of the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $0, respectively.

(h) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures

(a) Based on an evaluation of the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer concluded that the Registrant's Disclosure Controls are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Code of Ethics. Incorporated by reference to the Registrant's Form N-CSR filed on March 3, 2004.

(a)(2) Certifications for the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications for the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICAP Funds, Inc.


By: /s/ Pamela H. Conroy
    ---------------------------------
    Pamela H. Conroy
    Vice President and Treasurer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Lyon
    ---------------------------------
    Robert H. Lyon
    President

Date: March 8, 2006


By: /s/ Pamela H. Conroy
    ---------------------------------
    Pamela H. Conroy
    Vice President and Treasurer

Date: March 8, 2006


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